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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 31, 2001
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)



                          ALLIANCE PHARMACEUTICAL CORP.
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)


    New York                       0-12950                       14-1644018
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(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)


                             3040 Science Park Road
                           San Diego, California 92121
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                    (Address of principal executive offices)


                                 (858) 410-5200
        -----------------------------------------------------------------
               Registrant's telephone number, including area code




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ITEM 5. OTHER EVENTS

         On August 31, 2001, Alliance Pharmaceutical Corp. ("Alliance") announced that it has reached an agreement in principle on terms for the private placement of at least $15 million of common shares to a group of institutional investors. The company will seek shareholder approval for the financing, which includes a reverse stock split, at its annual shareholder meeting to be held on October 15, 2001. The securities sold in the contemplated private placement will not be registered under the Securities Act of 1933 and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration statement requirements of the Act.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements

                  None.

         (b)      Pro Forma Financial Statements

                  None.

         (c)      Exhibits

                  99.1 Press Release dated August 31, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ALLIANCE PHARMACEUTICAL CORP.


                                    By:/s/ Lloyd A. Rowland
                                       ------------------------------------
                                         Lloyd A. Rowland
                                         Vice President and General Counsel

Dated:  August 31, 2001


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                                  EXHIBIT INDEX



     EXHIBIT         DESCRIPTION
     -------         -----------
      99.1           Press Release dated August 31, 2001